AFL-CIO Housing Investment Trust

Investing Pension Capital to Create
10,000 Union Construction Jobs

W I N T E R   2 0 1 0 - 2 0 1 1

Union Construction Jobs:
“Prior to this job, I was out for about five months…It’s been great for me. My kids had a good Christmas.” —Gary Zuto, Steamfitter, Local 638, working on The Dempsey, New York City
America’s working men and women have taken a devastating blow from the Great Recession and its aftermath. Recognizing these harsh realities, AFL-CIO President Rich Trumka and Building Trades President Mark Ayers, along with other labor leaders, called on the AFL-CIO Housing Investment Trust to do all that it could do to create union construction jobs. The HIT’s response was the Construction Jobs Initiative—a pledge to create 10,000 union construction jobs in two years.

Since setting the 10,000 Jobs goal in 2009, the HIT has invested $695 million of its funds in 29 projects in 16 cities, launching $1.5 billion of housing and real estate development. This total investment under the Construction Jobs Initiative has created nearly 9,000 union construction jobs and provided homes for more than 9,200 families and individuals. The HIT will have created 10,000 construction jobs by the spring of 2011. With support from its investors, the HIT could increase its Construction Jobs Initiative goal from 10,000 to 15,000 jobs. The HIT has been the union construction worker’s partner for decades. With your assistance that partnership will remain strong into the future.

“The HIT has been so helpful...by moving a project we’ve pursued for years the last step to being built all union.”

—Mike Theriault,
Secretary-Treasurer,
San Francisco Building and Construction Trades Council

We Need Them Now
Union pension funds can benefit from the HIT’s competitive returns, which are its primary goal, while at the same time supporting the HIT’s commitment to creating union construction jobs. Unemployment in the construction industry is running approximately twice as high as unemployment in the national economy. This is why it is urgent to do something about this problem now. We urge all who are stewards of union pension capital to join us in this critical effort.

The HIT is dedicated to making a difference to working people and their communities through the investments it makes in housing and healthcare facilities. This prudent approach to investing reflects the ideals of the union movement that founded the HIT and helped it grow over the years. The table below shows the 29 projects financed under the Construction Jobs Initiative.

	Construction Jobs Initiative Projects

	Project Name	Location	Jobs	Units	HIT Investment	Total Development Cost
1
	Paul Stewart I & II	Chicago, IL	386	420	$2,500,000	$59,000,000
2	Victory Centre at S. Chicago	Chicago, IL	98	112	$10,685,000	$14,962,491
3	Squantum Gardens	Quincy, MA	290	223	$5,450,000	$46,533,011
4	Solhem House	Minneapolis, MN	84	60	$10,700,000	$12,988,106
5	Inver Glen Senior Housing	Inver Glen Heights, MN	113	103	$15,084,000	$17,461,869
6	The Douglass	New York, NY	185	70	$9,500,000	$31,200,759
7	Ellipse on Excelsior	St. Louis Park, MN	213	132	$26,122,000	$33,244,543
8	Applewood Pointe Coop	Bloomington, MN	130	101	$17,597,900	$20,280,641
9	Villas at Crystal Lake	Swansea, IL	161	216	$23,736,300	$26,373,746
10	The Moderne	Milwaukee, WI	322	203	$42,357,800	$48,428,832
11	The Dempsey	New York, NY	135	80	$15,000,000	$23,363,400
12	Park Pacific Apartments	St. Louis, MO	656	230	$63,131,600	$98,318,292
13	The Laurel	St. Louis, MO	1,333	205	$44,952,400	$175,000,000
14	Regency Tower	New Bedford, MA	176	129	$16,420,000	$31,195,797
15	Franklin Park Apartments	Boston, MA	192	220	$25,672,000	$34,000,000
16	Arc Light Apartments	San Francisco, CA	276	94	$33,000,000	$47,948,451
17	Elizabeth Seton Pediatric Center	Yonkers, NY	804	137	$100,000,000	$115,557,020
18	NYCHA Bonds	New York, NY	177	3,726	$21,305,000	$103,094,580
19	Parkway Lakeside Apartments	O'Fallon, IL	188	232	$26,094,000	$28,160,111
20	CUNY Graduate Housing	New York, NY	166	77	$9,832,000	$28,700,000
21	Flo Co Fusion	Minneapolis, MN	100	84	$13,543,000	$16,026,159
22	Old Colony	Boston, MA	321	116	$26,700,000	$56,844,708
23	Washington Beech	Boston, MA	144	56	$13,500,000	$25,517,516
24	Potrero Launch Apartments	San Francisco, CA	463	196	$2,585,000	$80,400,000
25	Council Tower Senior Apartments	St. Louis, MO	214	227	$15,862,000	$29,735,645
26	Coquille Valley Hospital	Coquille, OR	224	16	$22,000,000	$29,705,495
27	Riverside Plaza	Minneapolis, MN	636	1,303	$49,950,000	$123,267,007
28	Lawndale Terrace & Plaza Court	Chicago, IL	92	198	$11,940,000	$18,748,367
29	Randolph Tower City Apartments	Chicago, IL	687	310	$20,000,000	$148,233,500
	Total through 2010		8,966	9,276	$695,220,000	$1,524,290,046

“This investment will put our members back to work at a time when unemployment is at record levels for Chicago’s construction industry.”

—Tom Villanova, President, Chicago & Cook County Building & Construction Trades Council

Invest in the HIT - Create Union Jobs

The HIT is an open-end investment fund registered with the Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased on the last business day of each month in order to be invested in the HIT that month. The purchase price will be equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. We request that the HIT be notified on or before the day funds are to be transferred so that we can coordinate their receipt with your bank. Funds received prior to the last day of the month are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

We encourage you to contact one of the marketing/investor relations staff below should you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.	Paul Sommers	Liz Diamond
Director of Marketing	Regional Marketing Director	Regional Marketing Director
National & Mid-Atlantic Accounts	Midwest Accounts	Western Accounts
(202) 467-2546	(937) 604-9681	(415) 433-3044
lwhite@aflcio-hit.com	psommers@aflcio-hit.com	ldiamond@aflcio-hit.com

Paul Barrett	Debbie Cohen	Julissa Servello
Regional Marketing Director	Chief Development Officer	Marketing Coordinator
New England Accounts	(202) 467-2591	(202) 467-2544
(508) 397-9750	dcohen@aflcio-hit.com	jservello@aflcio-hit.com
pbarrett@aflcio-hit.com

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST 2401 Pennsylvania Avenue, NW, Suite 200 Washington, DC 20037 (202) 331-8055 www.aflcio-hit.com

“Riverside Plaza is going to be a major project that will help keep our members working in this difficult economy. I’m proud that union pension dollars invested by the HIT are making this possible.”

   —Scott Gale, Business Manager, Minneapolis Building and Construction Trades Council